CASTLE CONVERTIBLE FUND, INC.
                                 75 Maiden Lane
                            New York, New York 10038

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

      The 1997 Annual Meeting of Shareholders of Castle Convertible Fund, Inc. (the "Fund") will be held in the offices of the Fund, 75 Maiden Lane, New York, New York 10038, 12th Floor, on December 9, 1997 at 11:00 A.M. for the following purposes:

      1.    To elect seven (7) Directors for the ensuing year.

      2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 1998.

      3.    To consider the removal of an investment restriction of the Fund.

      4. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      Shareholders of record as of the close of business on October 20, 1997 will be entitled to vote at the meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ALGER SHAREHOLDER SERVICES, INC., 30 MONTGOMERY STREET, JERSEY CITY, NEW JERSEY 07302, IN THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                       By order of the Board of Directors

                                       DAVID D. ALGER
                                       President

Dated:  October 21, 1997
        New York, New York


                                PROXY STATEMENT
                                      for
                    THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                                       of
                         CASTLE CONVERTIBLE FUND, INC.
                         To be held on December 9, 1997

                                  INTRODUCTION

      The accompanying Proxy is being solicited by the Management of Castle Convertible Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at 11:00 A.M.on December 9, 1997 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of stock, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph and personal interviews by officers of the Fund, will be borne by the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

      If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon with respect to Proposals 1, 2 and 3, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 4 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

      This Proxy Statement is being mailed to shareholders on or about October 21, 1997. The address of the principal executive office of the Fund is 75 Maiden Lane, New York, New York 10038.

      A copy of the Fund's most recent semi-annual and annual reports will be sent to you without charge upon written request to the Fund, 75 Maiden Lane, New York, NY 10038 or by calling 800-223-3810 toll-free.

                    INFORMATION REGARDING VOTING SECURITIES

      The Fund has only one class of shares, of which 2,236,032 shares were issued and outstanding as of the close of business on October 20, 1997, the record date for determining shareholders entitled to receive notice of, and to vote at the meeting and all adjournments thereof. Each share is entitled to one vote at the Annual Meeting.

      The following table sets forth those persons known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of the Fund as of October 20, 1997:

                                                    Amount of
     Title of           Name and Address            Beneficial        Percent of
      Class           of Beneficial Owners          Ownership           Class
   ------------      -----------------------      --------------      ----------

   Common Stock      Alger Associates, Inc.       306,350 shs.*         13.70%
                     75 Maiden Lane
                     New York City, NY 10038

   Common Stock      All Directors and            315,408 shs.**        14.11%
                     Officers as a Group

-------------------
<F*>  Included in this figure are 71,844 shares owned by Fred Alger & Company,
      Incorporated, and 294 shares owned by Alger Shareholder Services, Inc., wholly-owned subsidiaries of Alger Associates, Inc.

<F**> Included in this figure are 2,700 shares beneficially owned by Fred M.
      Alger III, 1,441 shares beneficially owned by Lester L. Colbert, Jr., 4,517 shares beneficially owned by Arthur M. Dubow, 300 shares beneficially owned by John T. Sargent and 100 shares beneficially owned by Nathan E. Saint-Amand, M.D. Also included are the 306,350 shares listed in the table above as being held by Alger Associates, Inc., which may be deemed to be beneficially owned by Fred M. Alger III and David D. Alger by virtue of their control of Alger Associates, Inc.

                       INFORMATION REGARDING THE ADVISER

      Fred Alger Management, Inc. (the "Adviser") has served as the investment adviser to the Fund since February 1974. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is 75 Maiden Lane, New York, New York 10038. The principal place of business of Alger is 30 Montgomery Street, Jersey City, New Jersey 07302. Alger Associates and Alger are Delaware corporations and the Adviser is a New York corporation.

      The Adviser has been engaged in the business of rendering investment advisory services since 1964 and the Adviser had approximately $9.22 billion of assets, including those of the Fund, under management as of September 30, 1997.

      The names and principal occupations of the directors and principal executive officers of the Adviser are as follows:

        Name                             Principal Occupations
--------------------     ------------------------------------------------------

Fred M. Alger III        Chairman of the Board of Alger Associates, the
  Age: 62                Adviser, Alger, Alger Properties, Inc. ("Properties"),
                         Alger Shareholder Services, Inc. ("Services"), Alger
                         Life Insurance Agency, Inc. ("Agency"), the Fund, The
                         Alger Fund, The Alger American Fund, The Alger
                         Retirement Fund, Spectra Fund, Fred Alger
                         International Advisory S.A. ("International"), The
                         Alger American Asset Growth Fund ("Asset Growth") and
                         Analysts Resources, Inc. ("ARI").

David D. Alger           President and Director of Alger Associates, the
  Age: 53                Adviser, Alger, Proper- ties, Services, Agency, and
                         the Fund; President and Trustee of The Alger Fund, The
                         Alger American Fund, The Alger Retirement Fund, and
                         Spectra Fund; President and Director of International;
                         Executive Vice President and Director of ARI.

Gregory S. Duch          Executive Vice President, Treasurer and Director of
  Age: 46                Alger Associates, the Adviser and Properties;
                         Executive Vice President and Treasurer of Alger,
                         Services, Agency and ARI; Treasurer of the Fund, The
                         Alger Fund, The Alger American Fund, The Alger
                         Retirement Fund and Spectra Fund; Treasurer and
                         Director of International.

Mary Marsden-Cochran     General Counsel and Secretary of Alger Associates, the
  Age: 44                Adviser, Alger, Properties, Services, Agency and ARI;
                         Secretary of the Fund, The Alger Fund, The Alger
                         American Fund, The Alger Retirement Fund,
                         International and Spectra Fund.

      With the exception of Ms. Marsden-Cochran, all of the above have been employed by the Adviser for more than the past five years and where noted, the individuals have served as officers of the Fund, of Spectra Fund (and its predecessor Spectra Fund, Inc.), of The Alger American Fund and of The Alger Fund for at least five years; and as officers of The Alger Retirement Fund since 1993. The business address of each of the foregoing is 75 Maiden Lane, New York, New York 10038. Ms. Marsden-Cochran has been Secretary of Alger Associates, the Adviser, Alger, Properties, Services, Agency, ARI, the Fund, The Alger Fund, The Alger American Fund, The Alger Retirement Fund, International and Spectra Fund since February, 1996. She was Associate General Counsel and Vice President of Smith Barney Inc. from December 1994 through February 1996. From January 1994 through November 1994 she was a Blue Sky Attorney for AMT Capital.

      Mr. Fred M. Alger III owns approximately 42.2% of Alger Associates' outstanding voting securities. Mr. David D. Alger owns approximately 21.2% of Alger Associates' outstanding voting securities.


PROPOSAL NO. 1:  ELECTION OF DIRECTORS

      It is proposed to elect as directors the nominees shown below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

                                                                          Shares of the
                                                                        Fund Beneficially
                                                                         Owned Directly
             Name, Age and Business                    Director of        or Indirectly,        Percent
               Experience for the                       the Fund              as of            of Shares
                Last Five Years                           Since         October 20, 1997      Outstanding
-------------------------------------------------     -------------     -----------------     -----------

*  Fred M. Alger III, 62                              February 1974      309,050 Shs.**         13.82%
      Chairman of the Boards of Alger Associates,
      the Adviser, Alger, Properties, Services,
      Agency, ARI, the Fund, The Alger Fund, The
      Alger American Fund, The Alger Retirement
      Fund, International, Asset Growth and
      Spectra Fund. Formerly also President of
      Alger Associates, the Adviser, Alger,
      Properties, Services, Agency, the Fund,
      Spectra Fund, Inc., The Alger Fund, The
      Alger American Fund and The Alger
      Retirement Fund.

*  David D. Alger, 53                                 February 1993      306,350 Shs.**         13.70%
      President and Director of Alger Associates,
      the Adviser, Alger, Properties, Services,
      Agency, and the Fund; President and Trustee
      of The Alger Fund, The Alger American Fund,
      The Alger Retirement Fund, International
      and Spectra Fund; Executive Vice President
      and Director of ARI. Formerly Executive
      Vice President and Director of Alger
      Associates, the Adviser, Alger, Properties,
      Services, Agency and ARI; Vice President
      and Director of Spectra Fund, Inc.; Vice
      President and Trustee of The Alger Fund,
      The Alger American Fund and The Alger
      Retirement Fund.

   Lester L. Colbert, Jr., 63                         September 1974       1,441 Shs.            0.06%
      Private investor since 1988. Formerly
      Chairman of the Board, President and Chief
      Executive Officer of Xidex Corporation.

   Arthur M. Dubow, 64                                February 1974        4,517 Shs.            0.20%
      Trustee of the Arthur Dubow Foundation;
      Director of Coolidge Investment
      Corporation; Trustee of The Alger Fund, The
      Alger American Fund, The Alger Retirement
      Fund and Spectra Fund; private investor
      since 1985, formerly Chairman of the Board
      of Institutional Shareholder Services, Inc;
      formerly Director of Spectra Fund, Inc.;
      formerly President of Fourth Estate, Inc.

   Stephen E. O'Neil, 65                              January 1973             0 Shs.            0.00%
      Of Counsel to the law firm of Kohler &
      Barnes; private investor since 1981;
      Director of Nova Care, Inc. and
      Brown-Forman Corporation; Trustee of The
      Alger Fund, The Alger American Fund, The
      Alger Retirement Fund and Spectra Fund;
      formerly President and Vice Chairman of
      City Investing Company and Director of
      Centerre Bancorporation; formerly Director
      of Spectra Fund, Inc. and Syntro
      Corporation.

   Nathan Emile Saint-Amand, M.D., 59                 September 1986         100 Shs.            0.00%
      Medical doctor in private practice; Trustee
      of The Alger Fund, The Alger American Fund,
      The Alger Retirement Fund and Spectra Fund;
      formerly Director of Spectra Fund, Inc.

   John T. Sargent, 73                                May 1986               300 Shs.            0.01%
      Private investor since 1987; Director of
      Atlantic Mutual Insurance Co., Trustee of
      The Alger Fund, The Alger American Fund,
      The Alger Retirement Fund and Spectra Fund;
      formerly Director of Spectra Fund, Inc.,
      and River Bank America.

-------------------
<F*>  Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M. Alger III and David D. Alger are brothers.

<F**> Includes 306,350 shares of the Fund beneficially owned by Alger
      Associates, Inc. directly or through wholly-owned subsidiaries. Fred M. Alger III and David D. Alger may be deemed beneficially to own such shares by virtue of their control of Alger Associates, Inc.

Officers, Directors and Related Matters

      No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Director of the Fund. Each Director of the Fund who is not an "interested person" of the Fund as defined in the Investment Company Act of 1940 receives from the Fund a quarterly fee of $2,000 for his services as Director, but such fee is reduced proportionately for each meeting of the Board of Directors which such Director does not attend during the quarter. During the fiscal year ended October 31, 1996, all such Directors received an aggregate of $40,000 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to Disinterested Directors of the Fund during the fiscal year ended October 31, 1996.

                               COMPENSATION TABLE

                                                                       Total Compensation Paid to Directors from
                                                                               The Alger Retirement Fund,
                                               Aggregate                            The Alger Fund,
                                             Compensation                      The Alger American Fund,
                                                 from                      Castle Convertible Fund, Inc. and
    Name of Person, Position         Castle Convertible Fund, Inc.                   Spectra Fund.
--------------------------------     -----------------------------     -----------------------------------------

Lester L. Colbert, Jr., Director                $8,000                                  $ 8,000
Arthur M. Dubow, Director                       $8,000                                  $28,250
Stephen E. O'Neil, Director                     $8,000                                  $28,250
Nathan E. Saint-Amand, Director                 $8,000                                  $28,250
John T. Sargent, Director                       $8,000                                  $28,250

      Four regular meetings and two special meetings of the Board of Directors were held during the fiscal year ended October 31, 1996. During that period, with the exception of Fred M. Alger III, each of the Directors attended at least 75% of the meetings of the Board.

      The Fund's Audit Committee consists of the following independent
Directors: Mr. Sargent, Mr. Dubow and Mr. O'Neil. The Fund's Board of Directors has no nominating or compensation committee or any committee performing similar functions.

      Management recommends that shareholders vote FOR Proposal No. 1.


PROPOSAL NO. 2:  RATIFICATION OF THE SELECTION OF
                 INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund or the Adviser, have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 1998. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he so desires.

         Management recommends that shareholders vote FOR Proposal No. 2.


PROPOSAL NO. 3:  APPROVAL OF THE REMOVAL OF AN
                 INVESTMENT RESTRICTION OF THE FUND.

      The Board of Directors recommends that the shareholders of the Fund approve the removal of the following investment restriction:

      The Fund will not . . . . . invest in securities that are not readily marketable without a registration statement or a filing of a notification under federal or state securities laws if at the time of such investment more than 10% of the Fund's net assets (taken at market or other fair value) is invested in such securities.

      The Board believes that the restriction provides little significant benefit. While its apparent goal is to limit the Fund's investment in illiquid securities, the restriction applies only to securities that are illiquid for the reason specified in the restriction; it places no limit on securities that are illiquid for other reasons. Furthermore, because the Fund, unlike an open-end mutual fund, is not required to redeem its securities on demand, the principal reason for narrowly limiting portfolio illiquidity--the need to be prepared to meet heavy redemptions--does not apply.

      The restriction has often proven difficult to apply in particular cases because of the difficulty of determining whether a security is "readily" marketable. For this reason, the Adviser has often been reluctant to invest on behalf of the Fund in otherwise attractive "restricted" securities (i.e., securities whose trading is legally restricted because they have not been registered under the Securities Act of 1933) that are governed by Rule 144A under the 1933 Act, which permits restricted securities to be freely traded among qualified institutional buyers. The number of issues of Rule 144A securities has risen to the point where a substantial part of today's convertible securities market, including securities with markedly higher-than-average yields, consists of Rule 144A convertibles. Thus the investment restriction, while providing little benefit to the Fund, has tended to discourage the Fund's participation in an increasingly important sector of the convertible securities market.

      Accordingly, the Board of Directors recommends that the shareholders approve the removal of the restriction so as to afford the Adviser greater flexibility in pursuing the Fund's investment objectives. The Board will regularly monitor the Fund's investments in Rule 144A securities.

      Removal of the investment restriction will require approval by the holders of a "majority" of the Fund's outstanding voting securities, which is defined in the Investment Company Act of 1940 as the lesser of (a) 67% or more of the shares of the Fund present at the meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund.

      Management recommends that shareholders vote FOR Proposal No. 3.

                                   LITIGATION

      The Fund is not a party to any material litigation.

                                 OTHER MATTERS

      Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

                            SHAREHOLDERS' PROPOSALS

         A shareholder proposal intended to be presented at the Fund's 1998 Annual Meeting of Shareholders must be received by the Fund a reasonable time before the solicitation is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

75 Maiden Lane
New York, New York

Dated: October 21, 1997

      If you cannot attend the meeting, you are urged to fill in, sign and date the enclosed Proxy and return it as promptly as possible. An addressed envelope is enclosed for your convenience.


                                 [PROXY CARD]


                        CASTLE CONVERTIBLE FUND, INC.
                                    PROXY
               ANNUAL MEETING OF SHAREHOLDERS DECEMBER 9, 1996

The undersigned shareholder of Castle Convertible Fund, Inc. hereby appoints David D. Alger, Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of common stock of Castle Convertible Fund, Inc. standing in the name of the undersigned at the close of business on October 20, 1997, at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, 75 Maiden Lane, New York, New York 10038 at 11:00 a.m. on December 9, 1997, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and to vote and act on any other matter which may properly come before the meeting.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED.

(Continued and to be signed on the reverse side)

Please mark boxes [*] or [X] in blue or black ink.


1. ELECTION OF DIRECTORS FOR all nominees listed below (except WITHHOLD AUTHORITY to vote for as marked to the contrary below) [ ] all nominees listed below [ ]

INSTRUCTIONS:   To withhold authority to vote for any individual nominee
                strike a line through the nominee's name in the list below.

  Fred M. Alger III, David D. Alger, Lester L. Colbert, Jr., Arthur M. Dubow,
          Stephen E. O'Neil, Nathan E. Saint-Amand, John T. Sargent

2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent public accountants of the Fund.
               FOR [ ]        AGAINST  [ ]        ABSTAIN  [ ]

3.  PROPOSAL TO CONSIDER REMOVAL OF AN INVESTMENT RESTRICTION OF THE FUND.
               FOR [ ]        AGAINST  [ ]        ABSTAIN  [ ]

4. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.

                                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                                     PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                     -----------------------------------------
                                          Signature(s)       Signature(s)

                                     -----------------------------------------
                                          Dated         Social Security or
                                                     Tax Identification Number

                                     This proxy, when dated and signed, should be mailed promptly to Alger Shareholder Services, Inc., 30 Montgomery Street, Jersey City, NJ 07302. No postage is required if mailed in the United States in the enclosed envelope.